UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 22, 2009

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

CMS ENERGY CORPORATION
1-9513	(A Michigan Corporation)	38-2726431
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

CONSUMERS ENERGY COMPANY
1-5611	(A Michigan Corporation)	38-0442310
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
CMS Energy Corporation’s (“CMS Energy”) management will be meeting with investors on Tuesday and Wednesday, September 22-23, 2009, at the Bank of America-Merrill Lynch Power and Gas Leaders Conference. A copy of the CMS Energy handout is furnished as Exhibit 99.1 to this report. In addition, CMS Energy’s president and chief executive officer, Dave Joos, will participate in a panel discussion, scheduled to begin at 1:30 p.m. EDT, on Wednesday, September 23, 2009. A webcast of the presentation will be available on the CMS Energy website, www.cmsenergy.com.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 9.01
(d) Exhibits.
99.1 CMS Energy handout dated September 22-23, 2009
This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties.
They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers”) Form 10-K each for the Year Ended December 31, 2008 and as updated in CMS Energy’s Forms 10-Q and Consumers’ Forms 10-Q each for the Quarters Ended March 31, 2009 and June 30, 2009. CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: September 22, 2009	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer
CONSUMERS ENERGY COMPANY
Dated: September 22, 2009	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
99.1	CMS Energy handout dated September 22-23, 2009